SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                                OrthoLogic Corp.
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                (Name of Registrant As Specified In Its Charter)


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May 7, 1996



Ms. Jill Lyons
Director, Proxy Advisory Services
Institutional Shareholder Services
7200 Wisconsin Avenue, Suite 1001
Bethesda, MD  20814

RE:  OrthoLogic Corp./1987 Stock Option Plan

Dear Ms. Lyons:

This letter confirms that OrthoLogic's Board of Directors intends to adopt a resolution prohibiting the repricing of outstanding stock options. Furthermore, the resolution disallows the surrender of outstanding options in conjunction with a grant of new options in substitution therefor at an exercise price lower than the price of the options surrendered.

Should you have any questions concerning this matter, please do not hesitate to contact me at 602.437.5520.

Sincerely,



Allen R. Dunaway
Vice President, Chief Financial Officer